AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Operating Revenues
Service	$37,782	$40,317	(6.3)%	$113,716	$122,024	(6.8)%
Equipment	4,558	4,271	6.7%	12,353	12,348	—%
Total Operating Revenues	42,340	44,588	(5.0)%	126,069	134,372	(6.2)%

Operating Expenses
Cost of revenues
Equipment	4,552	4,484	1.5%	12,622	13,047	(3.3)%
Broadcast, programming and operations	6,912	7,066	(2.2)%	19,555	22,448	(12.9)%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,375	8,604	(2.7)%	24,833	25,910	(4.2)%
Selling, general and administrative	9,266	9,584	(3.3)%	27,857	29,077	(4.2)%
Asset impairments and abandonments	73	—	—%	2,515	—	—%
Depreciation and amortization	7,030	6,949	1.2%	21,537	21,256	1.3%
Total Operating Expenses	36,208	36,687	(1.3)%	108,919	111,738	(2.5)%
Operating Income	6,132	7,901	(22.4)%	17,150	22,634	(24.2)%
Interest Expense	1,972	2,083	(5.3)%	6,031	6,373	(5.4)%
Equity in Net Income (Loss) of Affiliates	5	3	66.7%	(11)	36	—%
Other Income (Expense) — Net	(231)	(935)	(75.3)%	1,589	(967)	—%
Income Before Income Taxes	3,934	4,886	(19.5)%	12,697	15,330	(17.2)%
Income Tax Expense	766	937	(18.2)%	3,003	3,059	(1.8)%
Net Income	3,168	3,949	(19.8)%	9,694	12,271	(21.0)%
Less: Net Income Attributable to Noncontrolling Interest	(352)	(249)	(41.4)%	(987)	(762)	(29.5)%
Net Income Attributable to AT&T	$2,816	$3,700	(23.9)%	$8,707	$11,509	(24.3)%
Less: Preferred Stock Dividends	(54)	—	—%	(138)	—	—%
Net Income Attributable to Common Stock	$2,762	$3,700	(25.4)%	$8,569	$11,509	(25.5)%

Basic Earnings Per Share Attributable to Common Stock	$0.39	$0.50	(22.0)%	$1.19	$1.57	(24.2)%
Weighted Average Common Shares Outstanding (000,000)	7,147	7,327	(2.5)%	7,160	7,321	(2.2)%
Diluted Earnings Per Share Attributable to Common Stock	$0.39	$0.50	(22.0)%	$1.19	$1.57	(24.2)%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,173	7,356	(2.5)%	7,186	7,350	(2.2)%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Sep. 30,	Dec. 31,
	2020	2019
Assets
Current Assets
Cash and cash equivalents	$9,758	$12,130
Accounts receivable — net of related allowances for credit loss of $1,386 and $1,235	19,379	22,636
Prepaid expenses	1,420	1,631
Other current assets	19,414	18,364
Total current assets	49,971	54,761
Noncurrent Inventories and Theatrical Film and Television Production Costs	13,948	12,434
Property, Plant and Equipment — Net	128,722	130,128
Goodwill	143,688	146,241
Licenses — Net	98,397	97,907
Trademarks and Trade Names — Net	23,575	23,567
Distribution Networks — Net	14,249	15,345
Other Intangible Assets — Net	17,523	20,798
Investments in and Advances to Equity Affiliates	2,325	3,695
Operating Lease Right-Of-Use Assets	24,546	24,039
Other Assets	21,609	22,754
Total Assets	$538,553	$551,669
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$5,898	$11,838
Accounts payable and accrued liabilities	42,728	45,956
Advanced billings and customer deposits	5,862	6,124
Accrued taxes	1,336	1,212
Dividends payable	3,741	3,781
Total current liabilities	59,565	68,911
Long-Term Debt	152,980	151,309
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	60,448	59,502
Postemployment benefit obligation	17,928	18,788
Operating lease liabilities	22,056	21,804
Other noncurrent liabilities	30,520	29,421
Total deferred credits and other noncurrent liabilities	130,952	129,515
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	130,139	126,279
Retained earnings	55,094	57,936
Treasury stock	(17,950)	(13,085)
Accumulated other comprehensive income	649	5,470
Noncontrolling interest	19,503	17,713
Total stockholders’ equity	195,056	201,934
Total Liabilities and Stockholders’ Equity	$538,553	$551,669

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2020	2019
Operating Activities
Net income	$9,694	$12,271
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,537	21,256
Amortization of television and film costs	6,448	7,059
Undistributed earnings from investments in equity affiliates	108	81
Provision for uncollectible accounts	1,611	1,855
Deferred income tax expense	2,248	1,039
Net (gain) loss on investments, net of impairments	(689)	(1,014)
Pension and postretirement benefit expense (credit)	(2,245)	(1,297)
Actuarial (gain) loss on pension and postretirement benefits	63	4,048
Asset impairments and abandonments	2,515	—
Changes in operating assets and liabilities:
Receivables	2,321	2,503
Other current assets, inventories and theatrical film and television production costs	(7,836)	(9,337)
Accounts payable and other accrued liabilities	(4,905)	(936)
Equipment installment receivables and related sales	(148)	848
Deferred customer contract acquisition and fulfillment costs	453	(796)
Postretirement claims and contributions	(409)	(635)
Other - net	2,282	(220)
Total adjustments	23,354	24,454
Net Cash Provided by Operating Activities	33,048	36,725

Investing Activities
Capital expenditures, including $(92) and $(160) of interest during construction	(13,283)	(15,843)
Acquisitions, net of cash acquired	(1,215)	(1,124)
Dispositions	428	3,775
(Purchases), sales and settlements of securities and investments, net	444	523
Advances to and investments in equity affiliates, net	(100)	(333)
Net Cash Used in Investing Activities	(13,726)	(13,002)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	(17)	(22)
Issuance of other short-term borrowings	9,440	4,012
Repayment of other short-term borrowings	(7,710)	(4,702)
Issuance of long-term debt	31,987	15,034
Repayment of long-term debt	(37,583)	(24,368)
Payment of vendor financing	(1,965)	(2,601)
Issuance of preferred stock	3,869	—
Purchase of treasury stock	(5,483)	(409)
Issuance of treasury stock	88	576
Issuance of preferred interests in subsidiary	1,979	1,488
Dividends paid	(11,215)	(11,162)
Other	(5,158)	(187)
Net Cash Used in Financing Activities	(21,768)	(22,341)
Net (decrease) increase in cash and cash equivalents and restricted cash	(2,446)	1,382
Cash and cash equivalents and restricted cash beginning of year	12,295	5,400
Cash and Cash Equivalents and Restricted Cash End of Period	$9,849	$6,782

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Capital expenditures
Purchase of property and equipment	$3,819	$5,141	(25.7)%	$13,191	$15,683	(15.9)%
Interest during construction	32	48	(33.3)%	92	160	(42.5)%
Total Capital Expenditures	$3,851	$5,189	(25.8)%	$13,283	$15,843	(16.2)%

Dividends Declared per Common Share	$0.52	$0.51	2.0%	$1.56	$1.53	2.0%

End of Period Common Shares Outstanding (000,000)	7,125	7,303	(2.4)%
Debt Ratio	44.9%	45.9%	(100)	BP
Total Employees	234,630	251,840	(6.8)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2020	2019	Change
Broadband Connections
IP	14,761	14,786	(0.2)%
DSL	614	789	(22.2)%
Total Broadband Connections	15,375	15,575	(1.3)%

Voice Connections
Network Access Lines	7,562	8,831	(14.4)%
U-verse VoIP Connections	3,942	4,539	(13.2)%
Total Retail Voice Connections	11,504	13,370	(14.0)%

Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Broadband Net Additions
IP	213	(74)	—%	102	33	—%
DSL	(39)	(49)	20.4%	(116)	(160)	27.5%
Total Broadband Net Additions	174	(123)	—%	(14)	(127)	89.0%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Mobility	$17,894	$17,701	1.1%	$52,445	$52,356	0.2%
Entertainment Group	10,053	11,197	(10.2)%	30,637	33,893	(9.6)%
Business Wireline	6,340	6,503	(2.5)%	19,046	19,588	(2.8)%
Total Segment Operating Revenues	34,287	35,401	(3.1)%	102,128	105,837	(3.5)%

Segment Operating Contribution
Mobility	5,691	5,742	(0.9)%	17,284	16,818	2.8%
Entertainment Group	779	1,084	(28.1)%	3,144	4,076	(22.9)%
Business Wireline	1,178	1,210	(2.6)%	3,535	3,824	(7.6)%
Total Segment Operating Contribution	$7,648	$8,036	(4.8)%	$23,963	$24,718	(3.1)%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Service	$13,883	$13,930	(0.3)%	$41,520	$41,383	0.3%
Equipment	4,011	3,771	6.4%	10,925	10,973	(0.4)%
Total Operating Revenues	17,894	17,701	1.1%	52,445	52,356	0.2%

Operating Expenses
Operations and support	10,182	9,948	2.4%	29,083	29,511	(1.5)%
Depreciation and amortization	2,021	2,011	0.5%	6,078	6,027	0.8%
Total Operating Expenses	12,203	11,959	2.0%	35,161	35,538	(1.1)%
Operating Income	5,691	5,742	(0.9)%	17,284	16,818	2.8%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$5,691	$5,742	(0.9)%	$17,284	$16,818	2.8%

Operating Income Margin	31.8%	32.4%	(60)	BP	33.0%	32.1%	90	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2020	2019	Change
Mobility Subscribers
Postpaid	75,969	75,152	1.1%
Prepaid	18,100	17,740	2.0%
Reseller	6,708	7,120	(5.8)%
Connected Devices	75,967	62,288	22.0%
Total Mobility Subscribers	176,744	162,300	8.9%

Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Mobility Net Additions
Postpaid Phone Net Additions[1]	645	101	—%	657	254	—%
Total Phone Net Additions[1]	776	255	—%	880	780	12.8%

Postpaid[1,2]	1,081	(217)	—%	954	(570)	—%
Prepaid[2,3]	245	227	7.9%	365	669	(45.4)%
Reseller[2]	(4)	(231)	98.3%	(252)	(677)	62.8%
Connected Devices	4,203	3,900	7.8%	9,976	10,947	(8.9)%
Total Mobility Net Additions	5,525	3,679	50.2%	11,043	10,369	6.5%

Postpaid Churn[1]	0.85%	1.19%	(34) BP	0.99%	1.14%	(15) BP
Postpaid Phone-Only Churn[1]	0.69%	0.95%	(26) BP	0.80%	0.91%	(11) BP
[1]The third quarter ended September 30, 2020 includes 233 (151 phone) "Keep Americans Connected Pledge" paying accounts. The third quarter and nine-month period ended September 30, 2020 exclude 121 (97 phone) customers who we have agreed not to terminate service under the "Keep Americans Connected Pledge." The third quarter and nine-month period ended September 30, 2020 postpaid churn excluding "Keep Americans Connected Pledge" paying accounts was 0.95% (0.77% phone) and 1.02% (0.82% phone), respectively.

[2]The third quarter and nine-month period ended September 30, 2020, exclude subscribers transferred in connection with business dispositions.
[3]The third quarter and nine-month period ended September 30, 2020, exclude 188 subscriber disconnections resulting from updating our prepaid activation policy.

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on video distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Video entertainment	$6,964	$7,933	(12.2)%	$21,335	$24,042	(11.3)%
High-speed internet	2,128	2,117	0.5%	6,329	6,296	0.5%
Legacy voice and data services	538	628	(14.3)%	1,679	1,969	(14.7)%
Other service and equipment	423	519	(18.5)%	1,294	1,586	(18.4)%
Total Operating Revenues	10,053	11,197	(10.2)%	30,637	33,893	(9.6)%

Operating Expenses
Operations and support	7,997	8,797	(9.1)%	23,618	25,839	(8.6)%
Depreciation and amortization	1,277	1,316	(3.0)%	3,875	3,978	(2.6)%
Total Operating Expenses	9,274	10,113	(8.3)%	27,493	29,817	(7.8)%
Operating Income	779	1,084	(28.1)%	3,144	4,076	(22.9)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$779	$1,084	(28.1)%	$3,144	$4,076	(22.9)%

Operating Income Margin	7.7%	9.7%	(200)	BP	10.3%	12.0%	(170)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2020	2019	Change
Video Connections
Premium TV	17,100	20,418	(16.3)%
AT&T TV Now	683	1,145	(40.3)%
Total Video Connections	17,783	21,563	(17.5)%

Broadband Connections
Total Broadband Connections	14,102	14,301	(1.4)%
Fiber Broadband Connections	4,678	3,696	26.6%

Voice Connections
Retail Consumer Switched Access Lines	2,977	3,467	(14.1)%
U-verse Consumer VoIP Connections	3,361	3,973	(15.4)%
Total Retail Consumer Voice Connections	6,338	7,440	(14.8)%

Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Video Net Additions
Premium TV [1]	(590)	(1,163)	49.3%	(2,373)	(2,485)	4.5%
AT&T TV Now	(37)	(195)	81.0%	(243)	(446)	45.5%
Total Video Net Additions	(627)	(1,358)	53.8%	(2,616)	(2,931)	10.7%

Broadband Net Additions
Total Broadband Net Additions[1]	158	(119)	—%	(17)	(108)	84.3%
Fiber Broadband Net Additions[1]	357	318	12.3%	791	933	(15.2)%
[1]The third quarter ended September 30, 2020 includes 116 premium TV and 104 broadband (28 fiber) "Keep Americans Connected Pledge" paying accounts. The third quarter and nine-month period ended September 30, 2020 excludes 7 premium TV and 13 broadband (4 fiber) connections who we have agreed not to terminate service under the "Keep Americans Connected Pledge."

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Strategic and managed services	$3,967	$3,900	1.7%	$11,789	$11,513	2.4%
Legacy voice and data services	2,031	2,252	(9.8)%	6,227	6,973	(10.7)%
Other service and equipment	342	351	(2.6)%	1,030	1,102	(6.5)%
Total Operating Revenues	6,340	6,503	(2.5)%	19,046	19,588	(2.8)%

Operating Expenses
Operations and support	3,833	4,022	(4.7)%	11,563	12,029	(3.9)%
Depreciation and amortization	1,329	1,271	4.6%	3,948	3,735	5.7%
Total Operating Expenses	5,162	5,293	(2.5)%	15,511	15,764	(1.6)%
Operating Income	1,178	1,210	(2.6)%	3,535	3,824	(7.6)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$1,178	$1,210	(2.6)%	$3,535	$3,824	(7.6)%

Operating Income Margin	18.6%	18.6%	—	BP	18.6%	19.5%	(90)	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers. Results have been recast to conform to the current period's classification of consumer and business wireless subscribers.

Business Solutions Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Wireless service	$1,951	$1,888	3.3%	$5,784	$5,546	4.3%
Strategic and managed services	3,967	3,900	1.7%	11,789	11,513	2.4%
Legacy voice and data services	2,031	2,252	(9.8)%	6,227	6,973	(10.7)%
Other service and equipment	342	351	(2.6)%	1,030	1,102	(6.5)%
Wireless equipment	662	692	(4.3)%	1,957	1,899	3.1%
Total Operating Revenues	8,953	9,083	(1.4)%	26,787	27,033	(0.9)%

Operating Expenses
Operations and support	5,508	5,645	(2.4)%	16,642	16,771	(0.8)%
Depreciation and amortization	1,650	1,573	4.9%	4,912	4,643	5.8%
Total Operating Expenses	7,158	7,218	(0.8)%	21,554	21,414	0.7%
Operating Income	1,795	1,865	(3.8)%	5,233	5,619	(6.9)%
Equity in Net Income (Loss) of Affiliates	—	—	—%	—	—	—%
Operating Contribution	$1,795	$1,865	(3.8)%	$5,233	$5,619	(6.9)%

Operating Income Margin	20.0%	20.5%	(50)	BP	19.5%	20.8%	(130)	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally, and also includes our Xandr business, which utilizes data analytics to provide targeted advertising services. Results from Turner, Home Box Office (HBO) and Warner Bros. businesses are combined with AT&T's Regional Sports Network (RSN), Otter Media Holdings and Xandr in the WarnerMedia segment. All previously reported periods have been recast to include Xandr, which was a separate reportable segment prior to the second quarter of 2020.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Turner	$3,176	$3,007	5.6%	$9,326	$9,860	(5.4)%
HBO	1,781	1,819	(2.1)%	4,905	5,045	(2.8)%
Warner Bros.	2,411	3,333	(27.7)%	8,907	10,240	(13.0)%
Eliminations and other	146	191	(23.6)%	(962)	845	—%
Total Segment Operating Revenues	7,514	8,350	(10.0)%	22,176	25,990	(14.7)%

Cost of revenues
Turner	1,689	1,036	63.0%	3,974	4,512	(11.9)%
HBO	1,244	847	46.9%	3,155	2,356	33.9%
Warner Bros.	1,600	2,261	(29.2)%	6,179	7,183	(14.0)%
Selling, general and administrative	1,364	1,278	6.7%	4,152	3,994	4.0%
Eliminations and other	(313)	(93)	—%	(1,455)	(127)	—%
Depreciation and amortization	171	165	3.6%	501	425	17.9%
Total Operating Expenses	5,755	5,494	4.8%	16,506	18,343	(10.0)%
Operating Income	1,759	2,856	(38.4)%	5,670	7,647	(25.9)%
Equity in Net Income of Affiliates	11	15	(26.7)%	30	137	(78.1)%
Total Segment Operating Contribution	$1,770	$2,871	(38.3)%	$5,700	$7,784	(26.8)%

Turner

Turner creates and programs branded news, entertainment, sports and kids multi-platform content that is sold to various distribution affiliates. Turner also sells advertising on its networks and digital properties.

Turner Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2020	2019		Change	2020	2019		Change
Operating Revenues
Subscription	$1,840	$1,927		(4.5)%	$5,693	$5,835		(2.4)%
Advertising	1,077	913		18.0%	2,830	3,440		(17.7)%
Content and other	259	167		55.1%	803	585		37.3%
Total Operating Revenues	3,176	3,007		5.6%	9,326	9,860		(5.4)%

Operating Expenses
Cost of revenues	1,689	1,036		63.0%	3,974	4,512		(11.9)%
Selling, general and administrative	399	424		(5.9)%	1,171	1,301		(10.0)%
Depreciation and amortization	69	68		1.5%	207	167		24.0%
Total Operating Expenses	2,157	1,528		41.2%	5,352	5,980		(10.5)%
Operating Income	1,019	1,479		(31.1)%	3,974	3,880		2.4%
Equity in Net Income (Loss) of Affiliates	(6)	10		—%	—	46		—%
Operating Contribution	$1,013	$1,489		(32.0)%	$3,974	$3,926		1.2%

Operating Income Margin	32.1%	49.2%	(1,710)	BP	42.6%	39.4%	320	BP

Home Box Office

Home Box Office consists of premium pay television and OTT services domestically and premium pay, basic tier television and OTT services internationally, as well as content licensing and home entertainment.

Home Box Office Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2020	2019		Change	2020	2019		Change
Operating Revenues
Subscription	$1,624	$1,533		5.9%	$4,403	$4,383		0.5%
Content and other	157	286		(45.1)%	502	662		(24.2)%
Total Operating Revenues	1,781	1,819		(2.1)%	4,905	5,045		(2.8)%

Operating Expenses
Cost of revenues	1,244	847		46.9%	3,155	2,356		33.9%
Selling, general and administrative	450	225		—%	1,081	768		40.8%
Depreciation and amortization	27	33		(18.2)%	73	67		9.0%
Total Operating Expenses	1,721	1,105		55.7%	4,309	3,191		35.0%
Operating Income	60	714		(91.6)%	596	1,854		(67.9)%
Equity in Net Income of Affiliates	—	10		—%	15	40		(62.5)%
Operating Contribution	$60	$724		(91.7)%	$611	$1,894		(67.7)%

Operating Income Margin	3.4%	39.3%	(3,590)	BP	12.2%	36.7%	(2,450)	BP

Warner Bros.

Warner Bros. consists of the production, distribution and licensing of television programming and feature films, the distribution of home entertainment products and the production and distribution of games.

Warner Bros. Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues
Theatrical product	$1,068	$1,375	(22.3)%	$3,203	$4,408	(27.3)%
Television product	960	1,461	(34.3)%	4,605	4,384	5.0%
Video games and other	383	497	(22.9)%	1,099	1,448	(24.1)%
Total Operating Revenues	2,411	3,333	(27.7)%	8,907	10,240	(13.0)%

Operating Expenses
Cost of revenues	1,600	2,261	(29.2)%	6,179	7,183	(14.0)%
Selling, general and administrative	373	445	(16.2)%	1,327	1,360	(2.4)%
Depreciation and amortization	43	39	10.3%	124	122	1.6%
Total Operating Expenses	2,016	2,745	(26.6)%	7,630	8,665	(11.9)%
Operating Income	395	588	(32.8)%	1,277	1,575	(18.9)%
Equity in Net Income (Loss) of Affiliates	(23)	(25)	8.0%	(50)	(19)	—%
Operating Contribution	$372	$563	(33.9)%	$1,227	$1,556	(21.1)%

Operating Income Margin	16.4%	17.6%	(120)	BP	14.3%	15.4%	(110)	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Segment Operating Revenues
Vrio	$753	$1,013	(25.7)%	$2,392	$3,112	(23.1)%
Mexico	643	717	(10.3)%	1,826	2,093	(12.8)%
Total Segment Operating Revenues	1,396	1,730	(19.3)%	4,218	5,205	(19.0)%

Segment Operating Contribution
Vrio	(34)	13	—%	(101)	43	—%
Mexico	(143)	(179)	20.1%	(461)	(591)	22.0%
Total Segment Operating Contribution	$(177)	$(166)	(6.6)%	$(562)	$(548)	(2.6)%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Operating Revenues	$753	$1,013	(25.7)%	$2,392	$3,112	(23.1)%

Operating Expenses
Operations and support	675	851	(20.7)%	2,119	2,598	(18.4)%
Depreciation and amortization	126	162	(22.2)%	400	496	(19.4)%
Total Operating Expenses	801	1,013	(20.9)%	2,519	3,094	(18.6)%
Operating Income	(48)	—	—%	(127)	18	—%
Equity in Net Income of Affiliates	14	13	7.7%	26	25	4.0%
Operating Contribution	$(34)	$13	—%	$(101)	$43	—%

Operating Income Margin	(6.4)%	—%	(640)	BP	(5.3)%	0.6%	(590)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2020	2019	Change
Vrio Video Subscribers	10,893	13,306	(18.1)%

Third Quarter	Percent	Nine-Month Period	Percent
2020	2019	Change	2020	2019	Change
Vrio Video Net Additions[1]	229	(167)	—%	(197)	(310)	36.5%

[1]The nine-month period ended September 30, 2020 excludes the impact of 2.2 million subscriber disconnections resulting from the closure of our DIRECTV operations in Venezuela.

Mexico

Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2020	2019		Change	2020	2019		Change
Operating Revenues
Wireless service	$385	$455		(15.4)%	$1,197	$1,376		(13.0)%
Wireless equipment	258	262		(1.5)%	629	717		(12.3)%
Total Operating Revenues	643	717		(10.3)%	1,826	2,093		(12.8)%

Operating Expenses
Operations and support	662	774		(14.5)%	1,914	2,312		(17.2)%
Depreciation and amortization	124	122		1.6%	373	372		0.3%
Total Operating Expenses	786	896		(12.3)%	2,287	2,684		(14.8)%
Operating Income (Loss)	(143)	(179)		20.1%	(461)	(591)		22.0%
Equity in Net Income of Affiliates	—	—		—%	—	—		—%
Operating Contribution	$(143)	$(179)		20.1%	$(461)	$(591)		22.0%

Operating Income Margin	(22.2)%	(25.0)%	280	BP	(25.2)%	(28.2)%	300	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2020	2019		Change
Mexico Wireless Subscribers
Postpaid					4,710	5,352		(12.0)%
Prepaid					13,249	12,848		3.1%
Reseller					455	419		8.6%
Total Mexico Wireless Subscribers					18,414	18,619		(1.1)%

	Third Quarter			Percent	Nine-Month Period			Percent
	2020	2019		Change	2020	2019		Change
Mexico Wireless Net Additions[1]
Postpaid	(61)	(137)		55.5%	(393)	(359)		(9.5)%
Prepaid	472	668		(29.3)%	(335)	1,183		—%
Reseller	30	67		(55.2)%	83	166		(50.0)%
Total Mexico Wireless Net Additions	441	598		(26.3)%	(645)	990		—%

[1]The nine-month period ended September 30, 2020 excludes the impact of 101 subscriber disconnections resulting from conforming our policy on reporting of fixed wireless resellers.

Supplemental AT&T Advertising Revenues

As a supplemental presentation, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets.

Advertising Revenues
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2020	2019	Change	2020	2019	Change
Operating Revenues
Turner	$1,077	$913	18.0%	$2,830	$3,440	(17.7)%
Entertainment Group	408	421	(3.1)%	1,115	1,170	(4.7)%
Xandr	497	504	(1.4)%	1,348	1,415	(4.7)%
Other	105	106	(0.9)%	278	281	(1.1)%
Eliminations	(408)	(421)	3.1%	(1,115)	(1,170)	4.7%
Total Advertising Revenues	$1,679	$1,523	10.2%	$4,456	$5,136	(13.2)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,894	$10,182	$7,712	$2,021	$5,691	$—	$5,691
Entertainment Group	10,053	7,997	2,056	1,277	779	—	779
Business Wireline	6,340	3,833	2,507	1,329	1,178	—	1,178
Total Communications	34,287	22,012	12,275	4,627	7,648	—	7,648
WarnerMedia
Turner	3,176	2,088	1,088	69	1,019	(6)	1,013
Home Box Office	1,781	1,694	87	27	60	—	60
Warner Bros.	2,411	1,973	438	43	395	(23)	372
Eliminations and other	146	(171)	317	32	285	40	325
Total WarnerMedia	7,514	5,584	1,930	171	1,759	11	1,770
Latin America
Vrio	753	675	78	126	(48)	14	(34)
Mexico	643	662	(19)	124	(143)	—	(143)
Total Latin America	1,396	1,337	59	250	(191)	14	(177)
Segment Total	43,197	28,933	14,264	5,048	9,216	$25	$9,241
Corporate and Other
Corporate	431	1,012	(581)	61	(642)
Acquisition-related items	—	38	(38)	1,921	(1,959)
Certain significant items	—	113	(113)	—	(113)
Eliminations and consolidations	(1,288)	(918)	(370)	—	(370)
AT&T Inc.	$42,340	$29,178	$13,162	$7,030	$6,132

Three Months Ended
Dollars in millions
Unaudited
September 30, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,701	$9,948	$7,753	$2,011	$5,742	$—	$5,742
Entertainment Group	11,197	8,797	2,400	1,316	1,084	—	1,084
Business Wireline	6,503	4,022	2,481	1,271	1,210	—	1,210
Total Communications	35,401	22,767	12,634	4,598	8,036	—	8,036
WarnerMedia
Turner	3,007	1,460	1,547	68	1,479	10	1,489
Home Box Office	1,819	1,072	747	33	714	10	724
Warner Bros.	3,333	2,706	627	39	588	(25)	563
Eliminations and other	191	91	100	25	75	20	95
Total WarnerMedia	8,350	5,329	3,021	165	2,856	15	2,871
Latin America
Vrio	1,013	851	162	162	—	13	13
Mexico	717	774	(57)	122	(179)	—	(179)
Total Latin America	1,730	1,625	105	284	(179)	13	(166)
Segment Total	45,481	29,721	15,760	5,047	10,713	$28	$10,741
Corporate and Other
Corporate	407	703	(296)	131	(427)
Acquisition-related items	—	190	(190)	1,771	(1,961)
Certain significant items	—	39	(39)	—	(39)
Eliminations and consolidations	(1,300)	(915)	(385)	—	(385)
AT&T Inc.	$44,588	$29,738	$14,850	$6,949	$7,901

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2020
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$52,445	$29,083	$23,362	$6,078	$17,284	$—	$17,284
Entertainment Group	30,637	23,618	7,019	3,875	3,144	—	3,144
Business Wireline	19,046	11,563	7,483	3,948	3,535	—	3,535
Total Communications	102,128	64,264	37,864	13,901	23,963	—	23,963
WarnerMedia
Turner	9,326	5,145	4,181	207	3,974	—	3,974
Home Box Office	4,905	4,236	669	73	596	15	611
Warner Bros.	8,907	7,506	1,401	124	1,277	(50)	1,227
Eliminations and other	(962)	(882)	(80)	97	(177)	65	(112)
Total WarnerMedia	22,176	16,005	6,171	501	5,670	30	5,700
Latin America
Vrio	2,392	2,119	273	400	(127)	26	(101)
Mexico	1,826	1,914	(88)	373	(461)	—	(461)
Total Latin America	4,218	4,033	185	773	(588)	26	(562)
Segment Total	128,522	84,302	44,220	15,175	29,045	$56	$29,101
Corporate and Other
Corporate	1,256	2,819	(1,563)	241	(1,804)
Acquisition-related items	—	431	(431)	6,122	(6,553)
Certain significant items	—	2,539	(2,539)	—	(2,539)
Eliminations and consolidations	(3,709)	(2,709)	(1,000)	(1)	(999)
AT&T Inc.	$126,069	$87,382	$38,687	$21,537	$17,150

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2019
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$52,356	$29,511	$22,845	$6,027	$16,818	$—	$16,818
Entertainment Group	33,893	25,839	8,054	3,978	4,076	—	4,076
Business Wireline	19,588	12,029	7,559	3,735	3,824	—	3,824
Total Communications	105,837	67,379	38,458	13,740	24,718	—	24,718
WarnerMedia
Turner	9,860	5,813	4,047	167	3,880	46	3,926
Home Box Office	5,045	3,124	1,921	67	1,854	40	1,894
Warner Bros.	10,240	8,543	1,697	122	1,575	(19)	1,556
Eliminations and other	845	438	407	69	338	70	408
Total WarnerMedia	25,990	17,918	8,072	425	7,647	137	7,784
Latin America
Vrio	3,112	2,598	514	496	18	25	43
Mexico	2,093	2,312	(219)	372	(591)	—	(591)
Total Latin America	5,205	4,910	295	868	(573)	25	(548)
Segment Total	137,032	90,207	46,825	15,033	31,792	$162	$31,954
Corporate and Other
Corporate	1,290	2,129	(839)	505	(1,344)
Acquisition-related items	(72)	579	(651)	5,719	(6,370)
Certain significant items	—	381	(381)	—	(381)
Eliminations and consolidations	(3,878)	(2,814)	(1,064)	(1)	(1,063)
AT&T Inc.	$134,372	$90,482	$43,890	$21,256	$22,634